SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                     POSITRON
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

                       [Logo Omitted] POSITRON CORPORATION
                       1304 LANGHAM CREEK DRIVE, SUITE 300
                              HOUSTON, TEXAS 77084

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 24, 2000

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Positron Corporation, a Texas corporation (the "Company"), will be held on Monday, July 24, 2000, at 10:00 a.m., local time, at the Company's headquarters located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To ratify the appointment of Ham, Langston & Brezina as the Company's independent auditors for the fiscal year ended December 31, 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on June 6, 2000 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                        By order of the Board of Directors,




                                        /s/ Gary H. Brooks
                                        ----------------------------------------
                                        Gary H. Brooks
                                        President and Secretary

Houston, Texas
June 16, 2000

--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.
--------------------------------------------------------------------------------

                              POSITRON CORPORATION
                       1304 LANGHAM CREEK DRIVE, SUITE 300
                              HOUSTON, TEXAS 77084

                                 PROXY STATEMENT

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Positron Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders to be held on July 24, 2000 at 10:00 a.m. local time, at which shareholders of record of voting securities on June 6, 2000 will be entitled to vote. The voting securities of the Company are shares of its common stock and shares of its Series A 8% cumulative redeemable preferred stock ("Series A preferred stock.") Voting with the common stock, each share of Series A preferred stock entitles the holder to that number of votes equal to the number of shares of common stock in which such shares of Series A preferred stock would be converted. On May 15, 2000 the Company had issued and outstanding 58,753,190 shares of common stock and 547,619 shares of Series A preferred stock which could be converted into 547,619 shares of common stock. The annual meeting will be held at the Company's headquarters located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084.

VOTING AND REVOCABILITY OF PROXIES

All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

Directors are elected by a plurality of the voting power of the common stock and Series A preferred stock voting together a class. Cumulative voting is not permitted in the election of directors. Votes that are withheld will be excluded entirely from the vote and will have no effect. Approval of ratification of the Company's outside independent accountants requires the affirmative vote of the holders of a majority of the votes cast at the annual meeting by the shareholders of common stock and Series A preferred stock as a class and entitled to vote, with abstentions not counted as votes, for or against.

SOLICITATION

The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

The Company intends to mail this proxy statement on or about June 20, 2000.

The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 1999 is enclosed.

DISSENTERS' RIGHTS

Under Texas law, the holders of common stock and preferred stock are not entitled to any dissenters' rights in connection with any of the proposals to be considered at the meeting.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Proposals of shareholders that are intended to be presented at the Company's 2000 annual meeting of shareholders must be received by the Company no later than January 9, 2001 in order to be included in the proxy statement and proxy relating to that meeting.

                                  PROPOSAL ONE
                                  ------------

                              ELECTION OF DIRECTORS

Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

There are four nominees for the four Board positions currently established pursuant to the Company's Bylaws. All four nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below. The four candidates receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting will be elected directors of the Company.

                      MANAGEMENT RECOMMENDS A VOTE FOR EACH
                    OF THE NOMINEES FOR DIRECTOR NAMED BELOW

NOMINEES

Four directors will be elected at the annual meeting to serve for one year expiring on the date of the annual meeting in 2000. Proxies can be voted for no more than four nominees. Set forth below is information regarding the nominees, including information furnished by them.

                                                           1
Nominee                  Age    Committee Meetings Attended       Executive Position
-------------------------------------------------------------------------------------
S. Lewis Meyer            55                  100%                Chairman

                                                                  President, Acting Chief
Gary H. Brooks            51                  100%                Financial Offer, Secretary

Gary B. Wood, Ph.D.       50                  100%

                                                  2
Antonio P. Falcao         29                   N/A

-------------------
1 The percentage of meetings attended is based on the total number of Board and Committee meetings which the particular director was eligible to attend.

2 Mr. Falcao was elected as a director at the Company's 1999 Annual Meeting of Shareholders held in December 1999. There were no meetings of directors held after that date during 1999.

Mr. Meyer was appointed to the Board on January 22, 1999 in connection with a series of agreements entered into by Company and Imatron Inc. of South San Francisco ("Imatron") in May 1998, pursuant to which Imatron purchased 9,000,000 shares of Company common stock, representing a majority of the Company's common stock at the time ("Imatron Transaction."). Also on January 22, 1999 Mr. Meyer was appointed as Chairman of the Board. Mr. Meyer also continues to serve as Chief Executive Officer of Imatron, which position he has held since June 23, 1993. From April 1991 until joining Imatron, he was

Vice President, Operations of Otsuka Electronics (U.S.A.), Inc., Fort Collins, Colorado, a manufacturer of clinical MR systems and analytical NMR spectrometers. From August 1990 to April 1991 he was a founding partner of Medical Capital Management, a company engaged in providing consulting services to medical equipment manufacturers, imaging services providers and related medical professionals. Prior thereto he was Founder, President and Chief
Executive Officer of American Health Services Corp., (now Insight Health Services), a developer and operator of diagnostic imaging and treatment centers. Mr. Meyer is a director of Imatron, and of FiNet.com, Inc., an online mortgage banking company, and the Chairman of its Compensation Committee. Mr. Meyer received his B.S. degree in Physics from the University of the Pacific, Stockton, California in 1966, an M.S. degree in Physics from Pursue University in 1968, and a Ph.D. in Physics from Purdue University in 1971.

Mr. Brooks has served as a director since January 22, 1999, appointed also in connection with the Imatron Transaction. Also on that date he was appointed as President, Secretary and Treasurer of the Company and served in those capacities on a part-time basis until September 1, 1999, when he assumed those responsibilities on a full-time basis. Prior to joining the Company on a full-time basis, Mr. Brooks served as Vice President of Finance and Administration, Chief Financial Officer and Secretary for Imatron since December 1993. Prior to joining Imatron he was Chief Financial Officer and Director for five years at Avocet, a privately held sports electronics manufacturer located in Palo Alto, California. Mr. Brooks received his B.A. in Zoology in 1971 from the University of California, Berkeley, and an M.B.A. in Finance and Accounting in 1973 from the University of California, Los Angeles.

Dr. Wood has served as a director from April 1990 to the present, and as its Chairman until January 1999. From October 1, 1994 to December 31, 1995 when Dr. Werner Haas was appointed to those positions, he also acted as President and Chief Executive Officer of the Company. He assumed those offices again from February 1997 when Dr. Haas resigned until January 1999 when Mr. Brooks was appointed President. Dr. Wood is also President of Concorde Financial Corporation, a private investment, management and consulting firm which he founded in 1981 and is the founder, chairman and a principal shareholder of OmniMed Corporation, a venture capital investment firm founded in 1986. Dr. Wood is also the founder and Chairman of Uro-Tech Management Corporation (now a wholly owned subsidiary of OmniMed) founded in 1983. Both Uro-Tech and OmniMed specialize in investing in the biotechnology and health care industries. Dr. Wood holds a BS and MS in Electrical Engineering (with special emphasis in biomedical instrumentation) and an interdisciplinary Doctorate of Philosophy from Texas Tech University.

Antonio P. Falcao has served as a director since his election at the shareholders meeting held on December 17, 1999. Since 1994 he has been the Chief Financial Officer for several companies of the A. Amorim Group, a business group based in Portugal that owns Banco Nacional de Credito Imobiliario, a Portuguese real estate bank. The A. Amorim Group, which is affiliated with Americo Ferreira Amorim, also has interest in the cork, textile, hotel, oil, finance and telecommunications industries. In addition, since February 1999 Mr. Falcao has served as a director of FiNet.com, Inc., an on-line mortgage banking company. Mr. Falcao received his degree in Finance and Economics from the University of Oporto.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

S. Lewis Meyer, pursuant to authorization of the Board of Directors, borrowed $10,000 from the Company in June 1999 pursuant to a promissory note bearing 7.0% simple interest, with interest payable quarterly beginning October 1, 1999. The purpose of the loan was to enable Mr. Meyer to purchase 1,500,000 warrants granted to him at that time.

Gary H. Brooks, pursuant to authorization of the Board of Directors, borrowed $20,000 from the Company in June 1999 pursuant to a promissory note bearing 7.0% simple interest, with interest payable quarterly beginning October 1,1999. The purpose of the loan was to enable Mr. Brooks to purchase 3,000,000 warrants granted to him at that time.

In January 1995 the Company and Dr. Wood extended an existing Consulting Agreement whereby Dr. Wood continued to provide certain managerial, financial, marketing and organization services to the Company. The Company incurred fees of approximately $80,000 in each of 1996 and 1997 pursuant to the Agreement, and fees of approximately $80,000 in 1998 as payment for Dr. Wood's services as Chief Executive Officer during that year. By its terms, the Agreement expired as of December 31, 1998 and was not renewed. Positron paid Dr. Wood fees of $6,667 in 1999 for his services as President and Chief Executive Officer until the appointment of Gary Brooks as President on January 22, 1999. Dr. Wood received no additional fees in 1999 nor to date in 2000.

During 1995 and 1996, in order to fund its activities, the Company borrowed a total of $1,313,000 from Uro-Tech, Ltd., an affiliate of the Company and a Texas limited partnership. The general partner of Uro-Tech is OmniMed Corporation, of which Dr. Wood beneficially owns 63.7% of the outstanding stock. The loan bore interest at 13.8% per year, matured on April 30, 1997 and was thereafter extended in connection with the Imatron Transaction. The Uro-Tech loan was collateralized by liens and security interests encumbering most of the Company's assets, which security interest was thereafter subordinated to a loan from Imatron as part of the Imatron Transaction. In connection with the loan from Uro-Tech in 1995 and 1996, the Company granted Uro-Tech warrants to purchase 67,500 shares of common stock at an exercise price of $2.00 per share exercisable through February 7, 2001. The Company fully retired the Uro-Tech Loan, including all principal and interest due, in September 1999 and in connection therewith and Uro-Tech's forgiveness of certain sums of interest due it by the Company, replaced and cancelled the warrant to purchase 67,500 common shares at an exercise price of $2.00 with a warrant to purchase 100,000 common shares at an exercise price of $1.00. The replacement warrant is exercisable through September 20, 2001.

The Company and Mr. Brooks entered into an Employment Agreement, effective with his appointment as President on January 22, 1999 pursuant to which Mr. Brooks agreed to be employed by the Company on a part-time basis from the effective date through August 31, 1999 and thereafter on a full time basis. Mr. Brook's initial appointment is as President. Pursuant to the Agreement, which runs initially through June 15, 2000 and then on a rolling six-month basis thereafter, the gross amount of Mr. Brooks' base salary was $1,000 monthly from January 22, 1999 to June 15, 1999, $3,416.67 monthly from June 15, 1999 through August 31, 1999, and $185,000 on an annualized basis on and after September 1, 1999. Mr. Brooks was also reimbursed $20,000 of relocation expenses to relocate his residence to Houston, Texas, is entitled to an auto allowance of $500 per month, the right to purchase for $20,000 a warrant to purchase up to three million shares of the Company's common stock exercisable at $0.30 per share, participation in the Company's benefit plans consistent with other executives, and severance on termination without cause in the amount of the greater of the base salary he would have earned to the end of the term or six months. The warrants, which Mr. Brooks has purchased, vested immediately but are subject to the Company's right of repurchase, which right lapses 25% on grant and the remainder quarterly over the next three years. In the event his employment is terminated by the Company without cause or on a change of control, the Company's repurchase right regarding his warrants lapses entirely and any other equity participation he may have in company securities vests immediately.

BOARD COMMITTEES AND MEETINGS

During 1999 the Board of Directors held three meetings in person and three actions by unanimous written consent. The Board of Directors has an Audit Committee whose function is to recommend the engagement of the Company's independent accountants, approve services performed by such accountants, and review and evaluate the Company's accounting system and system of internal controls. The Audit Committee, which consists entirely of non-employee directors, currently consists of Messrs. Meyer and Wood and held one meeting during the fiscal year.

The Board of Directors also has a Compensation Committee which makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers; administers the Company's 1994 and 1999 Stock Option Plans, including the grant of options, the 1999 Non-Employee Directors' Stock Option Plan, the 1999 Stock Bonus Incentive Plan, and the 1999 Employee Stock Purchase Plan; and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee, which consists of Messrs. Meyer and Wood, held one meeting during the year.

COMPENSATION OF DIRECTORS

Directors are reimbursed for their reasonable expenses associated with attending meetings of the Board. Directors who are full-time employees of Positron Corporation are not separately compensated for their service on the Board. In addition, until January 22, 1999 non-employee directors were paid $12,500 annually for their services and attendance at regular Board meetings, and $500 for each additional Board or committee meeting attended, not to exceed an additional $2,500 per year. The Chairman of the Board also received an additional annual retainer of $2,000. Due to the financial liquidity problems during this period, no cash payments were made to any directors during 1996, 1997, 1998 or 1999 for their services as director. Since December, 1999, and until further notice, non-employee directors are not separately compensated in cash for their services on the Board, although they continue to be reimbursed for their reasonable expenses associated with attending board and committee meetings, and they receive options to purchase 25,000 shares of the Company's common stock pursuant to the 1999 Non-Employee Directors' Stock Option Plan (SEE BELOW).

NON-EMPLOYEE DIRECTOR OPTIONS. In connection with their services to the Company, directors who were not employees of the Company were entitled to receive an initial grant of 10,500 options to purchase common stock under the 1994 Stock Option Plan (the "1994 Stock Option Plan") upon election to the Board, and subsequent grants at each reelection to the Board of an option to purchase that number of common shares equaling the quotient derived by dividing $15,000 by the fair market value of the common stock on the grant date. The options vested one-third immediately and one-third on each of the next two anniversaries. Unexercised options expired on the optionee ceasing to be a director, unless due to death, disability, or the optionee not being nominated or elected to serve despite his/her willingness to do so.

Effective October 6, 1999 the Board terminated the 1994 Stock Option Plan and adopted other plans in its place, including the 1999 Non-Employee Directors' Stock Option Plan. Upon being appointed to the Board, each non-employee director is entitled automatically to receive an option to purchase 25,000 shares of common stock at an exercise price equal to 85% of the fair market value of the common stock on the date of grant. In addition, so long as the Plan is in effect and there are shares available for grant, each director in service on January 1 of each year (provided the director has served continuously for at least the preceding 30 days) is entitled to receive an option to purchase 25,000 shares of common stock at an exercise price equal to 85% of the fair market value of the common stock on the date of grant. Initial options as well as annual options granted under the Plan are subject to one of two vesting schedules, either vesting over four years or vesting fully on the date of grant. In the latter event, the common stock acquired upon exercise of such options is subject to the Company's right of repurchase, which right lapses in four equal installments, beginning on the first anniversary of the date of grant.

The Board may suspend or terminate the Non-Employee Directors' Plan at any time. If no such termination occurs, the Non-Employee Directors' Plan will terminate by its terms on December 31, 2009.

EMPLOYEE DIRECTOR COMPENSATION. Employees who serve as directors of the Company (Mr. Brooks) receive no additional compensation, including options, for such service. Mr. Brooks is also a named executive officer of the Company and his compensation is reflected in the Summary Compensation Table contained elsewhere in this statement.

EXECUTIVE OFFICERS

Executive officers are elected by the Board of Directors and serve at the Board's discretion. The current executive officers are Gary H. Brooks, who serves as the President, Acting Chief Financial Officer and Secretary, and John
J. Ariatti, who serves as Vice President, Sales and Marketing. S. Lewis Meyer serves as Chairman of the Board but is not an employee nor executive officer of the Company and receives no additional compensation for serving in this capacity.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of May 15, 2000 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS(a)

Name of Beneficial Owner                 Shares of Common Stock       % of Outstanding Common Stock
-------------------------------------------------- ------------------------------------------------
Imatron Inc (b)                                9,000,000                          15.3%

Banco Privado Portuges(c)                      5,000,000                           8.5%

Amorim Dessenvolvimento, S.G.P.S., S.A.(d)     2,900,000                           4.9%

Dapicod Investments Co., Ltd.(e)               5,000,000                           8.5%


-------------------
(a) Security   ownership   information  for  beneficial  owners  is  taken  from
    statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the company.

(b) Represents all securities purchased in connection with Imatron Transaction. See PROPOSAL 1 of this Statement. The headquarters offices of Imatron are located at 389 Oyster Point Blvd., South San Francisco, CA 94080.

(c) R. Muezinho da Silveira, 12, 1250 Lisbon, Portugal.

(d) Edificio Amorim, Rua de Melandas No. 380 (Apartado 20), 4536 Mozelos VFR Codex, Portugal.

(e) Edificio Peninsula, Praca do Bom Sucesso 127/131 - 7th, ESC. 702, Ap. 551236EC Galiza, 4051-401 Porto, Portugal.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below presents the security ownership of the Company's Directors and Named Executive Officers.

                                             Amount & Nature of Beneficial
Class            Beneficial Owner            Ownership(aa)                    Percent of Class(bb)
--------------------------------------------------------------------------------------------------
Common           Gary H. Brooks                       3,050,000(cc)                   4.9%

Common           S. Lewis Meyer                       1,604,000(dd)                   2.6%

Common           Gary B. Wood, PhD                      105,793(ee)                   *

Common           Antonio Falcao                          25,000(ff)                   *

Common           John J. Ariatti                        121,875(gg)                   *

Common           All Directors & Executive            4,906,668                       7.8%
                 Officers as a Group


-------------------
*    Does not exceed 1% of the referenced class of securities.

(aa) Ownership is direct unless indicated otherwise.

(bb) Calculation based on 58,753,190 common shares outstanding as of May 15, 2000.

(cc) Includes 50,000 shares owned directly and 3,000,000 shares issuable upon the exercise of warrants that are exercisable as of May 15, 2000 or that will become exercisable within 60 days thereafter.

(dd) Includes 79,000 shares owned directly, 1,500,000 shares issuable upon the exercise of warrants that are exercisable as of May 15, 2000 or that will become exercisable within 60 days thereafter, and 25,000 shares issuable upon exercise of options granted pursuant to the 1999 Non-Employee Directors' Stock Option Plan that are exercisable as of May 15, 2000.

(ee) Includes 7,304 shares of common stock issuable upon exercise of a warrant held by Dr. Wood and 50,000 shares of common stock issuable upon exercise of options granted to Dr. Wood in March 1995, 7,000 shares of common stock issuable upon exercise of options granted to Dr. Wood in June 1994, 1,209 shares of common stock issuable upon exercise of options granted to Dr. Wood in June 1995, and 25,000 shares of common stock issuable upon exercise of option granted to Dr. Wood in January 2000 pursuant to the 1999 Non-Employee Directors' Stock Option Plan. Also includes 15,280 shares of common stock beneficially owned by OmniMed. Dr. Wood owns 63.7% of the outstanding voting securities of OmniMed.

(ff) Mr. Falcao was granted an option to purchase 25,000 shares of common stock in connection with his election to the Board in December 1999 pursuant to the 1999 Non-Employee Directors' Stock Option Plan.

(gg) Mr. Ariatti was granted an option to purchase 650,000 shares of common stock in connection with his employment, 81,250 of which have vested and 40,625 more of which will vest within 60 days of May 15, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVES

The Summary Compensation Table shows certain compensation information for each person who served as Chief Executive Officer during the year and the other most highly compensated executive officers whose aggregate compensation exceeded $100,000 for services rendered in all capacities during fiscal year 1999 (collectively referred to as the "Named Executive Officers"). Compensation data is shown for the fiscal years ended December 31, 1999, 1998 and 1997 (as applicable). This information includes the dollar value of base salaries, bonus awards, the number of stock options granted, and certain other compensation, if any, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation         All Other
  Name, Principal Position     Year        Salary(a)         Bonus           Awards:Options/ SARs       Compensation(b)
  ----------------------------------------------------------------------------------------------------------------------
  Gary H. Brooks, President    1999       $ 80,484(c)          $0                   0                       $          0

  Gary B. Wood, Ph.D.,         1999       $  6,687             $0                   0                       $          0
  President and Chief          1998       $ 80,004             $0                   0
  Executive Officer (2/1/97    1997       $ 33,333             $0                   0
  to 1/22/99)

  John J. Ariatti              1999       $ 42,076(d)          $0             650,000(d)

  Howard Baker                 1998       $ 155,739(e)         $0                   0                       $      1,986
                               1997       $  86,008            $0                   0

-------------------
(a) Amounts shown include cash and non-cash compensation earned with respect to the year shown above.

(b)  Represents the Company's matching contributions to its 401(k) plan.

(c) Mr. Brooks served as President on a part-time basis from January 22, 1999 until September 1, 1999, and thereafter on a full-time basis. This number reflects compensation paid through 12/31/99. Mr. Brooks also received $20,000 in reimbursement of relocation expenses in 1999.

(d) Mr. Ariatti was appointed Vice President, Sales and Marketing effective September 27, 1999. This number reflects compensation paid him from that date through 12/31/99. In connection with his employment he was granted options to purchase 650,000 shares of Positron common stock exercisable at $0.47, the market price of the stock on the grant date. The options vest quarterly over the first four years from the date of grant. 81,250 of the options are currently exercisable, and 40,625 more are exercisable within 60 days of May 15, 2000.

(e) Mr. Baker served as EVP, Sales and Marketing until December 1998 when he resigned.

INCENTIVE AND REMUNERATION PLANS

1999 STOCK BONUS INCENTIVE PLAN

In October 1999 the Board adopted and the shareholders thereafter approved a Stock Bonus Incentive Plan, which provides for the grant of bonus shares to any Positron employee or consultant to recognize exceptional service and performance beyond the service recognized by the employee's salary or consultant's fee. The Stock Bonus Plan is currently administered by the Board or by delegation to the Stock Bonus Committee. Each grant of bonus shares is in an amount determined by the Board, up to a maximum of 40% of the participant's salary in the case of any employee or, in the case of a consultant, in an amount determined by the Board in its discretion. The shares become exercisable according to a schedule to be established by the Board at the time of grant. The Committee has exclusive authority to act on the following matters: selection of the persons among the eligible participants (which consists of all employees, including officers and directors of the Company, and consultants to the Company) who are to participate in the Stock Bonus Plan; the determination of each participant's stock bonus opportunity and actual bonus; changes in the Plan, and all other actions the Committee deems necessary or advisable to administer the Plan.

The total number of shares of Common Stock which may be issued under the Stock Bonus Plan is 1,000,000 shares with no more than 200,000 shares available for issuance in any single calendar year. During 1999, 66,000 shares were issued pursuant to the Stock Bonus Plan. No shares were issued to named executive officers.

STOCK PARTICIPATION AND OPTION PLANS

1987 STOCK OPTION PLAN

The Company adopted an Amended and Restated 1987 Stock Option Plan (the "1987 Plan") which was adopted by the Board of Directors and shareholders of the Company effective June 1, 1987, was amended on March 13, 1991, and further amended in March 1992, September 1992 and November 1993. The plan provided for options exercisable for up to a total of 188,522 shares of Common Stock. The 1987 Plan provided that incentive options which satisfied the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), could be granted to executives and other key employees (including officers who may be members of the Board of Directors) of the Company and that nonqualified options could be granted to such directors, executive employees and other key employees (including officers who may be members of the Board of Directors of the Company), each as the Board of Directors determined from time to time. If any options granted under the 1987 Plan expired or terminated without being exercised, the shares covered thereby were added back to the shares reserved for issuance under the 1987 Plan.

The Compensation Committee of the Board of Directors administered the 1987 Plan. The 1987 Plan provided that options could be granted at no less than 75% of the fair market value of the Common Stock on the date of the grant (or 110% of the fair market value for options granted to participants who owned 10% or more of the Company's outstanding Common Stock).

The Compensation Committee determined, at its discretion, the persons to be granted options, option prices, date of grant and vesting periods, although no option could extend for longer than ten years (five years for incentive stock options granted to 10% or greater shareholders). Payment of the exercise price was made by check or in such other form as was acceptable to the Board of Directors including, under certain circumstances, the delivery of Common Stock. No options could be granted under the 1987 Plan after June 1, 1997.

Options were not transferable by the optionee, other than by will or the applicable laws of descent and distribution. In the event of termination of employment, the option expired on the earlier of its stated expiration or three months (six months in the case of the optionee's death) after termination of employment.

In the event of a recapitalization, reorganization or other change in the Company's capital structure or a merger or consolidation or the sale or transfer of all or part of its assets, the 1987 Plan provided for adjustment of the shares of Common Stock covered by the 1987 Plan and outstanding options granted pursuant to the 1987 Plan.

The 1987 Plan could be amended at any time by the Board of Directors, provided that amendments increasing the number of shares issuable under the 1987 Plan and amendments changing the eligibility of participants required the approval of the holders of at least a majority of the outstanding Common Stock.

In November 1993, the Board of Directors canceled all of the outstanding options under the 1987 Plan. Concurrently with such cancellation, the Company entered into agreements with the holders of the canceled options providing for the reissuance of such options at an exercise price of $6.1875 per share. In April 1994, the Company issued options replacing the previously canceled options and issued additional options for a total of 185,229 shares of Common Stock at an exercise price of $6.1875 per share. All of such options vested on January 1, 1995.

On February 23, 1995, the exercise price of all outstanding options under the 1987 Plan was amended to reflect a new exercise price of $2.625 per share, which was the market price of the Common Stock on such date. In addition, on such date an additional 62,500 options were awarded under the 1987 Plan at the $2.625 exercise price leaving only 12,431 options available for future awards under the 1987 Plan.

1994 INCENTIVE AND NON-STATUTORY OPTION PLAN

On June 3, 1994, the shareholders of the Company approved the 1994 Incentive and Non-statutory Option Plan (the "1994 Plan"). The 1994 Plan was an arrangement under which certain individuals could be granted options for incentive stock options and non-statutory stock options as described below. Subject to adjustment as set forth in the 1994 Plan, the aggregate number of shares of the Common Stock that was the subject of awards was 610,833. Of the 610,833 shares of Common Stock available under the 1994 Plan, 160,000 were reserved for issuance to non-employee directors. As of December 31, 1996, 345,481 options had been granted to employees and 113,724 options had been granted to non-employee directors. As of December 31, 1997, 572,678 options had been granted in the aggregate to employees and non-employee directors. No additional options were granted to employees in 1998 or 1999.

The Compensation Committee of the Board of Directors administered the 1994 Plan. The Compensation Committee consisted of directors who, except for automatic grants for non-employee directors under Section 7 of the 1994 Plan, were not eligible and had not, within one year prior to the appointment of the Compensation Committee, received equity securities of the Company under the 1994 Plan or any other incentive plan of the Company.

Under the 1994 Plan, the Compensation Committee had wide discretion and flexibility, enabling the Compensation Committee to administer the 1994 Plan in the manner that it determined was in the best interest of the Company. The Compensation Committee had the authority to designate recipients of options under the 1994 Plan, to interpret and construe the provisions of the 1994 Plan and any options granted thereunder, and to do all things necessary or appropriate to administer the 1994 Plan in accordance with its terms.

On October 6,1999 the Board terminated the 1994 Plan and adopted or otherwise ratified four other compensation and/or option plans.

1999 EMPLOYEE STOCK PURCHASE PLAN

The 1999 Stock Option Plan, adopted effective June 15, 1999, was ratified by the Board on October 6, 1999 and thereafter approved by the shareholders. The Stock Option Plan provides for the grant of options to officers, employees (including employee directors) and consultants. The 1999 Plan is administered by the Board of Directors which is authorized to determine the terms of each option granted under the plan, including the number of shares, exercise price, term and exercisability. Options granted under the plan may be incentive stock options or nonqualified stock options. The exercise price of incentive stock options may not be less than 100% of the fair market value of the common stock as of the date of grant (110% of the fair market value in the case of an optionee who owns more than 10% of the total combined voting power of all classes of Positron capital stock). Options may not be exercised more than ten years after the date of grant (five years in the case of 10% stockholders). The Board has authorized and the shareholders approved the issuance of up to 4,000,000 shares of common stock pursuant to this Stock Option Plan.

Upon termination of employment for any reason other than death or disability, each option may be exercised for a period of 90 days, to the extent it is exercisable on the date of termination. In the case of a termination due to death or disability, an option will remain exercisable for a period of one year, to the extent it is exercisable on the date of termination.

As of October 6, 1999, the date on which the Board terminated the 1994 Plan, there were 29,155 shares available for grant under the 1994 Plan. As of December 31, 1999, options on 1,530,000 shares had been granted pursuant to the 1999 Stock Option Plan and there were 2,470,000 shares left available for grant under the 1999 Plan. From January 1 through May 15, 2000 options on an additional 185,000 shares have been granted under the 1999 Plan.

1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

The 1999 Non-employee Directors' Stock Option Plan was adopted by the Board on October 6, 1999 simultaneously with the termination of the 1994 Plan and thereafter approved by the shareholders. The Plan provides for the automatic grant of an option to purchase 25,000 shares of common stock to non-employee directors upon their initial election or appointment to the Board, and subsequent annual grants also in the amount of 25,000 shares as of January 1 of each year they continue to serve as a director. The exercise price of the options is 85% of the fair market value of the common stock on the date of grant. The Directors' Plan is administered by the Board. Options granted under the Directors' Plan become exercisable in one of two ways: either in four equal annual installments, commencing on the first anniversary of the date of grant, or immediately but subject to the Company's right to repurchase, which repurchase right lapses in four equal annual installments, commencing on the first anniversary of the date of grant. To the extent that an option is not exercisable on the date that a director ceases to be a director of the company, the unexercisable portion terminates. The Plan provides that up to 500,000 common shares are issuable pursuant to this Plan.

Pursuant to the provisions of the 1999 Non-Employee Directors' Stock Option Plan, Mr. Falcao was granted options to purchase 25,000 shares of the Company's common stock upon his initial election as a director effective December 17, 1999, and Messrs. Wood and Meyer were each granted options to purchase 25,000 shares of the Company's common stock effective January 1, 2000.

1999 EMPLOYEE STOCK PURCHASE PLAN

A total of 500,000 shares of common stock have been reserved for issuance pursuant to the Employee Stock Purchase Plan, as ratified by the shareholders in December 1999. The Company has not yet issued any shares pursuant to the Purchase Plan, which permits eligible employees to purchase Common Stock at a discount through payroll deductions during offering periods of up to 27 months. The initial offering period began on January 1, 2000. The price at which stock is purchased under the Purchase Plan will be equal to 85% of the fair market value of common stock on the first or last day of the offering period, whichever is lower. Eligible employees are offered the opportunity to purchase Common Stock by means of payroll deductions of 2%, 4%, 6%, 8% or 10% of compensation. The specific percentage selected is at the employee's option, up to a yearly maximum established from time to time (currently established at $7,000) of the fair market value of the Stock, determined on the Offering Date, and so long as the participant would not own 5% or more of the voting power of the Company's stock following the purchase. Each participant may begin participation in the Plan at the beginning of the Offering Period or any Interim Offering Period, may decrease but not increase participation during the Offering Period, and may terminate participation in the Plan before the end of any Interim Offering Period, all subject to certain notice and filing requirements.

Administration of the Plan is by the Company's Board, or Compensation Committee by delegation. The Committee is comprised of at least two members of the Company's Board, each of whom must be disinterested as defined in Securities and Exchange Commission regulations. The Committee has the powers of the Board pursuant to the Plan, including the power to determine questions of policy and expediency that may arise in the administration of the Plan, all subject to the provisions of the Plan. Members of the Committee receive no compensation for their services in connection with the administration of the Plan.

To participate in the Plan, employees must submit the appropriate documentation authorizing deductions from payroll in specified amounts to the Company prior to the Offering Period or Interim Offering Period. Funds deducted during the quarter are used to purchase shares of the Company's Common Stock, the number of which is determined (in whole shares) on the final day of that quarter by dividing the amount in the participant's Plan Account by the purchase price of the stock as determined above. Participants receive certificates quarterly for all shares purchased during that quarter. They may retain the certificated shares or sell them in the open market or otherwise, subject to securities and tax law restrictions. Upon termination of employment, participants will receive certificates evidencing previously purchased shares and a return of any balance remaining in the participant's account on the date of termination.

The Board reserves the right to amend or discontinue the Plan, provided that no participant's existing rights are adversely affected, and provided further that without Shareholder approval, no amendment will be effective: (1) increasing the aggregate number of shares authorized for purchase under the Plan or to be purchased by any participant; (2) materially changing the requirements for eligibility to participate, or reducing the purchase price formula in the Plan, or materially increasing the benefits accruing to participants under the Plan;
(3) extending the term of the Plan; or (4) otherwise modifying the Plan if the modification requires shareholder approval to satisfy applicable statutes or Internal Revenue Service and/or Securities and Exchange Commission regulations.

401(K) PLAN

The Company has a 401(k) Retirement Plan and Trust (the "401(k) Plan") which became effective as of January 1, 1989. Employees of the Company who have completed one-quarter year of service and have attained age 21 are eligible to participate in the 401(k) Plan. Subject to certain statutory limitations, a participant may elect to have his or her compensation reduced by up to 20% and have the Company contribute such amounts to the 401(k) Plan on his or her behalf ("Deferral Contributions"). The Company makes contributions in an amount equal to 25% of the participant's Deferral Contributions up to 6% of his or her compensation ("Employer Contributions"). Additionally, the Company may make such additional contributions as it shall determine each year in its discretion. All Deferral and Employer Contributions made on behalf of a participant are allocated to his or her individual accounts and such participant is permitted to direct the investment of such accounts.

A participant is fully vested in the current value of that portion of his or her accounts attributable to Deferral Contributions. A participant's interest in that portion of his or her accounts attributable to Employer Contributions is generally fully vested after five years of employment. Distributions under the 401(k) Plan are made upon termination of employment, retirement, disability and death. In addition, participants may make withdrawals in the event of severe hardship or after the participant attains age fifty-nine and one-half.

The 401(k) Plan is intended to qualify under Section 401 of the Code, so that contributions made under the 401(k) Plan, and income earned on contributions, are not taxable to participants until withdrawal from the 401(k) Plan.

The Company's contributions to the 401(k) Plan on behalf of all employees in the years ended December 31, 1998, December 31, 1997 and December 31, 1996 was $11,420, $26,306 and $36,000, respectively.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth the options granted during the last fiscal year to each of the named executive officers of the Company:

                      OPTION/SAR GRANTS IN FISCAL YEAR 1999


                                                                    Potential Realizable Value at Assumed Annual Rates
                                       % of Total                        of Stock Price Appreciation for Option Term
                 # of Securities    Options Granted     Exercise         -------------------------------------------
                  Under Options     to Employees in      or Base
Name                 Granted         Fiscal Year(a)    Price/Share  Market Price  Expiration Date       0%       5%(b)
------------------------------------------------------------------------------------------------------------------------

John Ariatti         650,000             42.5%            $0.47         $0.47        9/25/09         $305,500   $497,627


-------------------

(a) 1,530,000 options were granted employees, including executive officers, during the last fiscal year.

(b) Based on 5-year option term and annual compounding; results in total appreciation of 62.9% (at 5% per year) and 159.4% (at 10% per year).

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

The following table sets forth the options exercised during the last fiscal year by Named Executive Officers of the Company:

       AGGREGATED OPTIONS EXERCISED AND OPTION VALUES IN FISCAL YEAR 1999

                                                                                               Value of unexercised
                                                           # of securities underlying         In-the-Money options at
                     Shares acquired       Value        unexercised options at year-end        year-end exercisable/
Name                   on exercise       realized          exercisable/ unexercisable              unexercisable
----------------------------------------------------------------------------------------------------------------------

Gary B. Wood                0               $0                         0                                 0

John J. Ariatti             0               $0                         0                                 0


COMPENSATION COMMITTEE REPORT

This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of Positron's Chief Executive Officer, when employed, the President, and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee is eligible to receive awards under the Company's incentive compensation programs.

Positron's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

COMPENSATION PHILOSOPHY AND OBJECTIVE

The philosophical basis of the compensation program is to pay for performance and the level of responsibility of an individual's position. The Committee finds greatest value in executives who possess the ability to implement the Company's business plans as well as to react to unanticipated external factors that can have a significant impact on corporate performance. Compensation decisions for all executives, including the named executive officers, are based on the same criteria. These include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company over the long term, such as demonstrated leadership skills and the ability to deal quickly and effectively with difficulties which sometimes arise.

The Committee  believes that compensation of Positron's key executives should:

o  Link rewards to business results and stockholder returns;

o  Encourage   creation  of  stockholder  value  and  achievement  of  strategic objectives;

o Maintain an appropriate balance between base salary and short-and long-term incentive opportunity;

o Attract and retain, on a long-term basis, highly qualified executive personnel; and

o Provide total compensation opportunity that is competitive with that provided by competitors in the medical imaging industry, taking into account relative company size and performance as well as individual responsibilities and performance.

KEY ELEMENTS OF EXECUTIVE COMPENSATION

Positron's executive compensation program consists of three elements: Base Salary, Short-Term Incentives and Long-Term Incentives. Payout of short-term incentives depends on corporate performance measured against annual objectives and overall performance. Payout of the long-term incentives depends on performance of Positron stock, both in absolute and relative terms.

BASE SALARY

A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

SHORT-TERM INCENTIVE

Short-term awards to executives are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills.

STOCK BONUS INCENTIVE PLAN: In 1999 the Board adopted and the shareholders thereafter approved the 1999 Stock Bonus Incentive Plan. Under the terms of the Stock Bonus Plan the Committee may award shares of the Company's Common Stock to employees, including executive officers and to outside consultants. In 1999 the Board awarded 66,000 shares pursuant to the Stock Bonus Plan, none of them to executive officers.

LONG-TERM INCENTIVE

Long-term incentive awards are designed to develop and maintain strong management through share ownership and incentive awards. In 1999 the Board adopted and the shareholders thereafter approved the 1999 Stock Option Plan and the 1999 Employee Stock Purchase Plan.

STOCK  OPTION PLAN:  The 1999 Stock  Option Plan  replaces the 1994 Stock Option
Plan and authorizes issuance of up to 4,000,000 common shares under this Plan. At the sole discretion of the Stock Option Committee, eligible officers and employees periodically receive options to purchase shares of the Company's Common Stock pursuant to the Option Plan. The value of the options depends entirely on appreciation of Positron stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors.

EMPLOYEE STOCK PURCHASE PLAN: In October 1999 the directors approved and the shareholders thereafter approved the adoption of the 1999 Employee Stock Purchase Plan. Pursuant to the Stock Purchase Plan all employees, including executive officers, may purchase shares of the Company's Common Stock at a discount of 15% from the market price of the shares.


1999 COMPENSATION FOR CHIEF EXECUTIVE OFFICER AND NAMED EXECUTIVE OFFICERS

From January 1 through January 22, 1999, Gary B. Wood served as the Company's Chief Executive Officer pursuant to the terms of an existing Consulting Agreement between Dr. Wood and the Company. The terms of the Consulting Agreement, including its compensation and payment terms, were negotiated at the time the Agreement was originally entered into. (See TRANSACTIONS WITH MANAGEMENT AND OTHERS of this Statement.) No additional amounts beyond those called for pursuant to the Consulting Agreement were paid to Dr. Wood for his service as the Company's Chief Executive Officer.

Effective January 22, 1999 and simultaneously with the appointment of Gary H. Brooks as the Company's President, Dr. Wood resigned as the Company's Chief Executive Officer. Since that time, the Board has not appointed anyone to serve specifically in the position of Chief Executive Officer. Mr. Brooks has been receiving the compensation as established by the terms of his employment agreement with the Company. (See TRANSACTIONS WITH MANAGEMENT AND OTHERS of this Statement.)

Based on the Company's performance, the Board awarded no cash or stock bonuses nor stock options during the year to the Chief Executive Officer, to the President, nor to any other Named Executive Officer.

The members of the Compensation Committee are S. Lewis Meyer and Gary B. Wood, Ph.D.



SHARE INVESTMENT PERFORMANCE

The following graph compares the total return performance of the Company for the periods indicated with the performance of the Russell 2000 Index (presented on a dividends reinvested basis) and the performance of the Hambrecht & Quist Medical Products Index. The Company's shares are traded on the over-the-counter securities market, and quoted on the NASDAQ Bulletin Board under the symbol "POSC". The Russell 2000 Index measures the performance of the 1,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of that Index with an average market capitalization currently of $467.3 million. The H&Q Medical Products Index is comprised of 20 companies in the medical products and related industries. The total return indices reflect reinvested dividends and are weighted on a market capitalization basis at the time of each reported data point.

                                PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
               AMONG POSITRON CORPORATION, THE RUSSELL 2000 INDEX
                AND THE HAMBRECHT & QUIST MEDICAL PRODUCTS INDEX


[CHART OMITTED]

      $100 INVESTED ON 12/31/94 IN STOCK OR INDEX - INCLUDING REINVESTMENT
                 OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.




YEARS                                     1994         1995         1996         1997         1998         1999
----------------------------------------------------------------------------------------------------------------
Positron Corporation                       100          81           26           25            4            2

Russell 2000                               100          127          155          204          191          188

H&Q Medical Products Index                 100          100          100          119          175          167


EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

Gary H. Brooks became President of the Company on January 22, 1999, initially on a part-time basis and on a full-time basis as of September 1, 1999. In connection with such employment the Company entered into an Employment Agreement with Mr. Brooks providing for an initial term ending June 15, 2000 and continuing for rolling six-month periods thereafter. Pursuant to the Agreement, in the event of his termination without cause, Mr. Brooks is entitled to receive the greater of his base salary for the remainder of the term or six months at the annual salary rate then in effect.

REPORT ON REPRICING OF OPTIONS/SARS

The Company did not reprice any options or stock appreciation rights during 1999.

FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting person timely filed, the Company believes all such forms were timely filed.

                                  PROPOSAL TWO
                                  ------------

              TO RATIFY THE APPOINTMENT OF HAM, LANGSTON & BREZINA
                 AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

On April 7, 1998 Coopers & Lybrand L.L.P. ("Former Accountants") informed the Company that it had resigned as our independent auditors. The reason, as stated in its resignation letter, was the Company's then financial condition. The decision to resign was made by the former accountants, and was neither approved nor disapproved by the Board of Directors. There was no adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles for either of the Company's prior two fiscal years and from December 31, 1997 through the date of its resignation, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference thereto in its report and there were no reportable events as defined in paragraph 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

On June 26, 1998, we engaged Ham, Langston & Brezina, L.L.P. as our new independent accountants ("Current Accountants") as successor to the Former Accountants. The shareholders ratified that appointment for the fiscal year 1997 at the shareholders' meeting held on December 18, 1998. The following year the shareholders ratified the appointment of Ham, Langston & Brezina, L.L.P. as our independent accountants for the fiscal year ending December 31, 1998. Ham, Langston & Brezina also served as our independent accountants for the year ending December 31, 1998. We are now requesting that the shareholders ratify the appointment of Ham, Langston & Brezina, L.L.P. as our independent accounts for the current fiscal year. Our Current Accountants have indicated that they will have a representative in attendance if they desire to do so, and will be available to respond to appropriate questions.

                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL TWO

                          ANNUAL REPORT ON FORM 10-KSB

A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 as filed with the Securities and Exchange Commission is enclosed herewith as part of the enclosed Annual Report to Shareholders. An additional copy of the Annual Report on Form 10-KSB will be sent to any shareholder without charge upon written request made to us at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084: Attention: Corporate Communications

                                 OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the annual meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                        By order of the Board of Directors,



                                        Gary H. Brooks
                                        ----------------------------------------
                                        Gary H. Brooks
                                        President and Secretary
Houston, Texas
June 16, 2000

                              POSITRON CORPORATION
                      PROXY SOLICITED BY BOARD OF DIRECTORS
               FOR ANNUAL MEETING OF SHAREHOLDERS - JULY 24, 2000

   S. Lewis Meyer or Gary H. Brooks, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of POSITRON CORPORATION to be held at the Company's headquarters offices located at 1304 Langham Creek Drive, Suite 300, Houston, Texas 77084 at 10:00 a.m. local time on Monday, July 24, 2000, and at any postponements or adjournments of that meeting as set forth below, and in their discretion to act upon any other business that may properly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

   1. To elect directors to hold office until the 2001 annual meeting of shareholders or until their successors are elected.

   [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY
       (except as marked below)            to vote for all nominees listed below

       Nominees: S. Lewis Meyer, Gary H. Brooks, Gary B. Wood, Antonio P. Falcao

   To withhold authority to vote for any nominee, write that nominee's name below:

   ---------------------

   THE BOARD OF DIRECTORS RECOMMENDS AN AFFIRMATIVE VOTE FOR PROPOSAL TWO BELOW:

   2. To ratify the appointment of Ham, Langston & Brezina as the Company's independent auditors for the fiscal year ended December 31, 2000.

   [ ]  FOR                         [ ] AGAINST                      [ ] ABSTAIN

            TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

     THE UNDERSIGNED HEREBY ACKNOWLEDGE RECEIPT OF (A) NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 24, 2000, (B) THE ACCOMPANYING PROXY STATEMENT, AND (C) THE ANNUAL REPORT OF THE COMPANY ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS ONE AND TWO.

                                             Date: _______________________, 2000

                                             -----------------------------------

                                             -----------------------------------
                                                 (Signature of Stockholder)

                                             Please  sign  exactly as  signature
                                             appears    at   left.    Executors,
                                             administrators, traders, guardians,
                                             attorneys-in-fact, etc. should give
                                             their full  titles.  If signer is a
                                             corporation,   please   give   full
                                             corporate  name  and  have  a  duly
                                             authorized  officer  sign,  stating
                                             title.  If  a  partnership,  please
                                             sign   in   partnership   name   by
                                             authorized   person.  If  stock  is
                                             registered   in  two  names,   both
                                             should sign.